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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)              May 25, 1999
                                                   ----------------------------

                                NRG Energy, Inc.
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             (Exact name of registrant as specified in its charter)

  Delaware                         333-33397                         41-1724239
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(State or other jurisdiction        (Commission                   (IRS Employer
     of incorporation)              File Number)            Identification No.)
 1221 Nicollet Mall,
Minneapolis, Minnesota                                                  55403
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     (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code    (612) 373-5300
                                                     --------------------------

                                      None
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         (Former name and former address, if changed since last report.)






























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Item 5.  Other Events.

     In March, 1999, NRG Energy, Inc. (the "Company") filed, pursuant to Rule 415 under the Securities Act of 1933 (the "Act"), a registration statement on Form S-3 (File No. 333-74519), which was declared effective on April 7, 1999. On May 21, 1999, the Company filed a Prospectus Supplement, dated May 20, 1999, and accompanying Prospectus, dated April 7, 1999, relating to the offering of $300,000,000 principal amount of the Company's 7.5% Senior Notes due 2009 (the "Notes"). On May 25, 1999, the offering of the Notes was completed. In this connection, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits."


Item 7.  Exhibits.

         The following exhibits are filed with this report on Form 8-K:

Exhibit No.       Description
-----------       -----------
4.1               Indenture, dated May 25, 1999, by and between the
                  Company and Norwest Bank Minnesota, National
                  Association, as Trustee, with a form of Senior Notes attached as Exhibit A thereto.

12.1              Statement re Computation of Earnings to Fixed Charges Ratio.





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                                   SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                                    NRG Energy, Inc.
                                        --------------------------------------
                                                      (Registrant)

Date   May 26, 1999
       --------------                   /S/ Leonard A. Bluhm

                                                         (Signature)*

                                        Name:  Leonard A. Bluhm
                                        Title:  Executive Vice President and
                                                Chief Financial Officer

*Print name and title of the signing officer under this signature